UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds V

▶	BlackRock Inflation Protected Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock. com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

The Fund’s positioning with respect to U.S. interest rates detracted from Fund performance. While the investment adviser tactically traded exposure to U.S. interest rates throughout the period, the Fund was broadly biased to be underweight in U.S. interest rates. Deteriorating growth conditions abroad including disappointing European manufacturing data and the inversion of the U.S. Treasury yield curve between three months and 10 years led to a decline in interest rates that adversely affected the Fund’s performance. The Fund also entered into a long European inflation position that detracted from Fund performance as global trade tensions and lower oil prices in May led to lower inflation expectations. A short U.K. inflation exposure weighed on Fund returns as U.K. breakeven rates (the differential between nominal yields and yields for inflation-protected securities) moved higher despite uncertainty around Brexit negotiations and Prime Minister Theresa May’s resignation.

Positive contributions were driven by the Fund’s exposures to emerging market sovereign debt and agency mortgage-backed securities (“MBS”) in early 2019. In the wake of the sharp decline in risk assets seen in late 2018, financial markets rebounded to open 2019 on a dramatic shift in policy from the Fed. In a timely fashion, the Fed indicated it would put further interest rate hikes on hold while monitoring the lagging effects of prior tightening on growth, inflation, and interest-rate sensitive sectors of the economy. This stance helped risk appetite return to the market and removed upward pressure on the U.S. dollar, boosting the outlook for emerging market debt. In addition, the Fed announced an earlier-than-expected end to its balance sheet reduction program, which supported the Fund’s positioning in agency MBS.

Describe recent portfolio activity.

Given the rally in risk assets experienced in the first quarter of 2019, the Fund took profits on its emerging market debt exposure ahead of Turkey’s local elections in March. The Fund also took profits on and closed out its agency MBS position, given the outperformance of the asset class relative to U.S. Treasuries early in the year and a deteriorating technical backdrop.

Describe portfolio positioning at period end.

At period end, the Fund was overweight at the front end of the Treasury Inflation Protected Securities curve in order to benefit from any uptick in short-term inflation expectations against the backdrop of a dovish Fed. Similarly, the Fund was positioned to benefit from a narrowing in Italian breakevens given a supportive European Central Bank (“ECB”). With respect to nominal interest rate exposures, the Fund was positioned to benefit from flattening in European yield curves as the potential for renewed purchases of longer-maturity bonds under ECB quantitative easing has increased.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Treasury Obligations	97%
U.S. Government Sponsored Agency Obligations	2
Foreign Government Obligations	1

(a)	Total Investments exclude short-term securities, options purchased and options written.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	98%
AA/Aa	1
BBB/Baa	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Inflation Protected Bond Portfolio

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.71%	6.54%	5.85%	3.95%	N/A	1.14%	N/A	3.24%	N/A
Service	6.45	6.33	5.71	3.65	N/A	0.89	N/A	2.96	N/A
Investor A	6.19	5.81	5.76	3.76	(0.39)%	0.87	0.05%	2.94	2.52%
Investor C	5.70	5.53	5.31	2.89	1.89	0.13	0.13	2.20	2.20
Class K	6.76	6.71	5.93	4.01	N/A	1.25	N/A	3.35	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (c)	—	—	6.15	4.84	N/A	1.76	N/A	3.64	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Inflation Protected Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.
(c)	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,058.50	$2.86	$1.74	$1,000.00	$1,022.02	$2.81	$1,023.11	$1.71
Service	1,000.00	1,057.10	4.08	3.01	1,000.00	1,020.83	4.01	1,021.87	2.96
Investor A	1,000.00	1,057.60	4.13	3.01	1,000.00	1,020.78	4.06	1,021.87	2.96
Investor C	1,000.00	1,053.10	7.89	6.82	1,000.00	1,017.11	7.75	1,018.15	6.71
Class K	1,000.00	1,059.30	2.60	1.48	1,000.00	1,022.27	2.56	1,023.36	1.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional, 0.80% for Service, 0.81% for Investor A, 1.55% for Investor C and 0.51% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.34% for Institutional, 0.59% for Service, 0.59% for Investor A, 1.34% for Investor C and 0.29% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Foreign Government Obligations — 1.2%

France — 0.6%
Republic of France, 1.50%, 05/25/50(a)	EUR	10,020	$13,114,173

Italy — 0.6%
Republic of Italy, 1.34%, 05/15/28(a)		10,974	12,487,615

Total Foreign Government Obligations — 1.2% (Cost: $25,084,890)			25,601,788

U.S. Government Sponsored Agency Securities — 2.6%

Commercial Mortgage-Backed Securities — 0.6%(b)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KL4F, Class A2AS, 3.68%, 10/25/25	USD	2,982	3,167,378
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series 2017-K61, Class B, 3.81%, 12/25/49		3,000	3,075,224
Series 2017-K66, Class B, 4.17%, 07/25/27		1,729	1,811,310
Series 2018-K82, Class B, 4.27%, 09/25/28		2,043	2,131,310
Series 2019-K91, Class B, 4.40%, 04/25/51		2,000	2,100,928

			12,286,150

Mortgage-Backed Securities — 2.0%
Federal Home Loan Mortgage Corp., 4.50%, 03/01/49		37,733	40,944,406

Total U.S. Government Sponsored Agency Securities — 2.6% (Cost: $52,242,727)			53,230,556

U.S. Treasury Obligations — 110.7%
U.S. Treasury Inflation Linked Bonds:
2.38%, 01/15/25 - 01/15/27		79,041	89,417,111
2.00%, 01/15/26		36,301	40,387,576
1.75%, 01/15/28		29,239	32,774,177
3.63%, 04/15/28		40,419	51,875,282
2.50%, 01/15/29		28,212	33,935,841
3.88%, 04/15/29(c)		16,044	21,473,890
3.38%, 04/15/32		11,381	15,588,315

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
2.13%, 02/15/40 - 02/15/41	USD	35,018	$44,973,502
0.75%, 02/15/42 - 02/15/45		87,361	86,915,754
0.63%, 02/15/43		25,465	24,685,553
1.38%, 02/15/44		38,431	43,611,222
1.00%, 02/15/46 - 02/15/49		66,890	70,261,749
0.88%, 02/15/47		30,856	31,437,502
U.S. Treasury Inflation Linked Notes:
1.25%, 07/15/20		56,064	56,425,537
1.13%, 01/15/21		64,128	64,625,072
0.13%, 04/15/21 - 07/15/26		530,921	527,825,098
0.63%, 07/15/21 - 01/15/26		213,342	216,741,336
0.63%, 04/15/23(c)		117,948	119,336,993
0.38%, 07/15/23 - 07/15/27		279,335	281,797,173
0.50%, 04/15/24(c)		211,885	214,530,023
0.25%, 01/15/25		75,889	75,971,835
0.50%, 01/15/28		62,256	63,268,434
0.75%, 07/15/28		61,136	63,694,572
0.88%, 01/15/29		41,763	43,957,745

Total U.S. Treasury Obligations — 110.7% (Cost: $2,245,133,418)			2,315,511,292

Total Long-Term Investments — 114.5% (Cost: $2,322,461,035)			2,394,343,636

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)*		3,132,854	3,132,854

Total Short-Term Securities — 0.1% (Cost: $3,132,854)			3,132,854

Total Options Purchased — 0.0% (Cost: $819,168)			495,517

Total Investments Before Options Written — 114.6% (Cost: $2,326,413,057)			2,397,972,007

Total Options Written — (0.0)% (Premiums Received — $1,501,314)			(656,383)

Total Investments Net of Options Written — 114.6% (Cost: $2,324,911,743)			2,397,315,624

Liabilities in Excess of Other Assets — (14.6)%			(305,752,639)

Net Assets — 100.0%			$2,091,562,985

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(d)	Annualized 7-day yield as of period end.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,096,013	36,841	3,132,854	$3,132,854	$79,940	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc	2.72%	04/15/19	Open (a)	$101,875,000	$102,428,464	U.S. Treasury Obligations	Open/Demand (a)
Amherst Pierpont Securities LLC.	2.70	06/28/19	07/01/19	102,625,000	102,648,091	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	111,980,295	112,005,957	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	16,700,000	16,703,827	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.75	06/28/19	07/01/19	14,577,500	14,580,841	U.S. Treasury Obligations	Overnight

				$347,757,795	$348,367,180

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
WTI Crude Oil (a)	104	08/19/19	$6,086	$ 145,503
Euro-Buxl	47	09/06/19	10,844	2,976

				148,479

Short Contracts
Euro-Bobl	288	09/06/19	44,027	(154,144)
Euro-Bund	59	09/06/19	11,589	(12,796)
Euro-OAT	196	09/06/19	36,745	(167,647)
U.S. Treasury 10 Year Note	134	09/19/19	17,148	(27,934)
U.S. Treasury 10 Year Ultra Note	10	09/19/19	1,381	(14,076)
U.S. Treasury Long Bond	12	09/19/19	1,867	(50,582)
U.S. Treasury Ultra Bond	21	09/19/19	3,729	(52,535)
U.S. Treasury 2 Year Note	85	09/30/19	18,290	(28,663)
U.S. Treasury 5 Year Note	737	09/30/19	87,081	7,983
WTI Crude Oil (a)	113	11/19/19	6,552	(146,280)

				(646,674)

				$ (498,195)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,372,000	USD	1,740,137	State Street Bank and Trust Co.	07/03/19	$2,325
IDR	30,408,714,000	USD	2,100,000	Royal Bank of Canada	07/03/19	52,390
INR	147,107,100	USD	2,100,000	JPMorgan Chase Bank NA	07/03/19	31,215
MXN	41,390,998	USD	2,100,000	Morgan Stanley & Co. International plc	07/03/19	56,134
RUB	137,401,845	USD	2,100,000	Morgan Stanley & Co. International plc	07/03/19	72,521
USD	2,100,000	INR	144,818,100	Standard Chartered Bank	07/03/19	1,947
USD	2,100,000	RUB	132,538,609	Goldman Sachs International	07/03/19	4,374
ZAR	30,680,765	USD	2,100,000	Morgan Stanley & Co. International plc	07/03/19	77,984
AUD	26,479,184	USD	18,500,000	Morgan Stanley & Co. International plc	07/05/19	91,640
CAD	24,324,262	USD	18,500,000	Bank of America NA	07/05/19	75,888
GBP	14,581,108	USD	18,500,000	Natwest Markets plc	07/05/19	20,153
USD	18,500,000	EUR	16,255,086	Standard Chartered Bank	07/05/19	11,640
USD	18,500,000	GBP	14,554,609	Bank of America NA	07/05/19	13,505
MXN	40,552,565	USD	2,100,000	BNP Paribas SA	08/02/19	1,787
USD	2,100,000	EUR	1,839,368	State Street Bank and Trust Co.	08/02/19	2,916
USD	2,100,000	GBP	1,647,436	State Street Bank and Trust Co.	08/02/19	4,494
USD	2,100,000	HUF	593,999,448	State Street Bank and Trust Co.	08/02/19	4,988
USD	2,100,000	JPY	225,708,735	Morgan Stanley & Co. International plc	08/02/19	1,340
USD	2,100,000	SEK	19,443,710	Goldman Sachs International	08/02/19	1,063
ZAR	29,739,522	USD	2,100,000	Royal Bank of Canada	08/02/19	3,093
IDR	29,789,263,413	USD	2,100,000	BNP Paribas SA	08/05/19	203
USD	1,454,839	EUR	1,275,000	UBS AG	08/06/19	732
USD	1,013,466	JPY	108,838,000	Barclays Bank plc	08/06/19	1,186
USD	1,012,375	JPY	108,838,500	State Street Bank and Trust Co.	08/06/19	91
USD	1,520,697	SEK	14,074,000	BNP Paribas SA	08/06/19	981
EUR	2,420,000	USD	2,754,217	BNP Paribas SA	09/18/19	14,880
EUR	4,805,500	USD	5,440,883	Commonwealth Bank of Australia	09/18/19	57,834
EUR	4,805,500	USD	5,452,796	Natwest Markets plc	09/18/19	45,921
JPY	2,563,000,000	USD	23,822,138	Goldman Sachs International	03/16/20	394,316

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	25,589,057	JPY	2,563,000,000	Morgan Stanley & Co. International plc	03/16/20	$ 1,372,603

						2,420,144

EUR	1,843,940	USD	2,100,000	State Street Bank and Trust Co.	07/03/19	(3,079)
EUR	1,275,000	USD	1,450,822	UBS AG	07/03/19	(897)
GBP	1,649,910	USD	2,100,000	State Street Bank and Trust Co.	07/03/19	(4,588)
HUF	595,142,877	USD	2,100,000	State Street Bank and Trust Co.	07/03/19	(5,095)
JPY	108,838,000	USD	1,010,848	Barclays Bank plc	07/03/19	(1,276)
JPY	226,229,850	USD	2,100,000	Morgan Stanley & Co. International plc	07/03/19	(1,512)
JPY	108,838,500	USD	1,009,769	State Street Bank and Trust Co.	07/03/19	(193)
SEK	14,074,000	USD	1,516,829	BNP Paribas SA	07/03/19	(1,122)
SEK	19,488,127	USD	2,100,000	Goldman Sachs International	07/03/19	(1,216)
USD	2,100,000	EUR	1,879,864	Morgan Stanley & Co. International plc	07/03/19	(37,775)
USD	2,100,000	GBP	1,663,619	Morgan Stanley & Co. International plc	07/03/19	(12,822)
USD	2,100,000	HUF	611,060,415	Morgan Stanley & Co. International plc	07/03/19	(50,935)
USD	2,100,000	IDR	29,675,940,000	BNP Paribas SA	07/03/19	(522)
USD	26,831,098	JPY	2,914,689,000	Barclays Bank plc	07/03/19	(205,298)
USD	2,100,000	JPY	227,468,052	Morgan Stanley & Co. International plc	07/03/19	(9,973)
USD	2,100,000	MXN	40,355,700	BNP Paribas SA	07/03/19	(2,203)
USD	2,100,000	SEK	19,941,684	Morgan Stanley & Co. International plc	07/03/19	(47,630)
USD	2,100,000	ZAR	29,629,912	Royal Bank of Canada	07/03/19	(3,386)
EUR	16,265,266	USD	18,500,000	Standard Chartered Bank	07/05/19	(62)
USD	18,500,000	AUD	26,384,453	Morgan Stanley & Co. International plc	07/05/19	(25,127)
USD	18,500,000	CAD	24,226,250	Royal Bank of Canada	07/05/19	(1,038)
INR	145,442,850	USD	2,100,000	Standard Chartered Bank	08/05/19	(745)
RUB	133,155,630	USD	2,100,000	Goldman Sachs International	08/05/19	(3,634)
USD	1,743,011	GBP	1,372,000	State Street Bank and Trust Co.	08/06/19	(2,452)
EUR	7,500,000	USD	8,595,607	Natwest Markets plc	09/18/19	(13,696)
USD	4,276,113	EUR	3,760,000	Bank of America NA	09/18/19	(26,286)
USD	2,120,708	EUR	1,880,000	BNP Paribas SA	09/18/19	(30,491)
USD	8,554,248	EUR	7,500,000	Goldman Sachs International	09/18/19	(27,664)
USD	4,277,242	EUR	3,750,000	JPMorgan Chase Bank NA	09/18/19	(13,714)
USD	13,713,244	EUR	12,031,000	Standard Chartered Bank	09/18/19	(53,287)
USD	2,119,633	EUR	1,880,000	State Street Bank and Trust Co.	09/18/19	(31,566)
USD	12,529,278	EUR	10,958,000	Toronto Dominion Bank	09/18/19	(9,467)

						(628,751)

Net Unrealized Appreciation						$ 1,791,393

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
U.S. Treasury 10 Year Note	1,244	07/05/19	USD	127.50	USD	124,400	$252,687
90-day Eurodollar July 2019 Futures	1,254	07/12/19	USD	98.13	USD	313,500	23,513
90-day Eurodollar December 2019 Futures	1,575	12/16/19	USD	97.63	USD	393,750	98,437

							$374,637

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)	Value
Call
USD Currency	BNP Paribas SA	07/25/19	CNH	7.02	USD 75,000	$120,880

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Inflation Rate Caps

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	04/26/22	EUR 14,495	$(139)	$(1,014,650)	$1,014,511

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar December 2020 Futures	312	12/14/20	USD	98.00	USD	78,000	$(458,250)

Put
U.S. Treasury 10 Year Note	1,244	07/05/19	USD	127.00	USD	124,400	(97,188)
90-day Eurodollar July 2019 Futures	1,254	07/12/19	USD	97.88	USD	313,500	(7,836)
90-day Eurodollar December 2019 Futures	1,575	12/16/19	USD	97.38	USD	393,750	(19,688)

							(124,712)

							$(582,962)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)	Value
Call
USD Currency	BNP Paribas SA	07/25/19	CNH	6.95	USD 25,000	$(73,282)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3.57%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/23	GBP	4,835	$(44,537)	$—	$(44,537)
3.57%	At Termination	UK Retail Price Index All Items Monthly	At Termination	01/15/24	GBP	7,500	(47,918)	—	(47,918)
3.58%	At Termination	UK Retail Price Index All Items Monthly	At Termination	01/15/24	GBP	5,000	(37,615)	—	(37,615)
3.45%	At Termination	UK Retail Price Index All Items Monthly	At Termination	03/15/24	GBP	6,000	65,104	—	65,104
3.46%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/27	GBP	23,810	138,414	—	138,414
UK Retail Price Index All Items Monthly	At Termination	3.61%	At Termination	11/15/28	GBP	4,835	68,591	—	68,591
UK Retail Price Index All Items Monthly	At Termination	3.61%	At Termination	01/15/29	GBP	5,000	56,538	—	56,538
UK Retail Price Index All Items Monthly	At Termination	3.61%	At Termination	01/15/29	GBP	7,500	79,950	—	79,950
UK Retail Price Index All Items Monthly	At Termination	3.53%	At Termination	03/15/29	GBP	6,000	(69,701)	—	(69,701)
UK Retail Price Index All Items Monthly	At Termination	3.55%	At Termination	11/15/32	GBP	23,810	146,873	—	146,873
UK Retail Price Index All Items Monthly	At Termination	3.60%	At Termination	11/15/42	GBP	14,345	899,661	—	899,661
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/47	GBP	14,345	(1,466,798)	—	(1,466,798)

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	02/15/48	GBP	80	$6,442	$1,593	$4,849

							$(204,996)	$1,593	$(206,589)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month BA	Semi-Annual	1.76%	Semi-Annual	N/A		06/26/21	CAD	7,970	$(2,215)	$—	$(2,215)
3 month BA	Semi-Annual	1.77%	Semi-Annual	N/A		06/26/21	CAD	7,970	(433)	—	(433)
2.10%	Quarterly	3 month BBR	Quarterly	N/A		08/23/21	AUD	3,545	(58,855)	—	(58,855)
2.29%	Semi-Annual	6 month BBR	Semi-Annual	N/A		11/02/21	AUD	3,480	(68,269)	—	(68,269)
2.58%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/21	CAD	7,213	(111,007)	—	(111,007)
6 month NIBOR	Semi-Annual	1.67%	Annual	N/A		12/06/21	NOK	57,066	45,419	—	45,419
6 month CIBOR	Semi-Annual	0.12%	Annual	N/A		12/06/21	DKK	42,532	70,195	892	69,303
3 month STIBOR	Quarterly	0.17%	Annual	N/A		12/06/21	SEK	59,159	42,138	681	41,457
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/21	USD	5,464	(163,137)	(1,200)	(161,937)
2.05%	Semi-Annual	3 month LIBOR	Quarterly	10/03/19	(a)	11/30/23	USD	159,392	(2,242,681)	10,040	(2,252,721)
2.62%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/23	CAD	4,428	(132,197)	(415)	(131,782)
6 month EURIBOR	Semi-Annual	0.28%	Annual	N/A		12/04/23	EUR	3,453	103,688	426	103,262
3 month STIBOR	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	35,879	89,716	1,068	88,648
6 month CIBOR	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	25,693	118,200	1,932	116,268
3.00%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/23	USD	3,371	(181,518)	(1,519)	(179,999)
1.77%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/24	NOK	27,000	(4,547)	—	(4,547)
2.75%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/28	CAD	2,356	(145,632)	(993)	(144,639)
6 month EURIBOR	Semi-Annual	0.88%	Annual	N/A		12/04/28	EUR	1,785	156,817	266	156,551
6 month CIBOR	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	13,249	171,661	3,557	168,104
3 month STIBOR	Quarterly	1.16%	Annual	N/A		12/06/28	SEK	18,699	138,128	3,105	135,023
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/28	USD	1,806	(179,601)	(957)	(178,644)
1.86%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/29	NOK	14,800	(4,210)	—	(4,210)
2.91%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/48	CAD	998	(140,342)	(247)	(140,095)
6 month EURIBOR	Semi-Annual	1.46%	Annual	N/A		12/04/48	EUR	700	169,389	15	169,374
1.73%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		12/04/48	GBP	523	(83,064)	727	(83,791)
3 month STIBOR	Quarterly	1.68%	Annual	N/A		12/06/48	SEK	7,449	135,606	1,035	134,571
6 month CIBOR	Semi-Annual	1.53%	Annual	N/A		12/06/48	DKK	5,137	179,362	294	179,068
3.19%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/48	USD	782	(167,041)	(699)	(166,342)

									$(2,264,430)	$18,008	$(2,282,438)

(a)	Forward swap.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

OTC Total Return — Correlation Swaps

Reference	Strike Correlation rate	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
GBP/USD — GBP/EUR	75.00% (a)	Citibank NA	01/15/22	GBP	15	$(116,071)	$—	$(116,071)
GBP/USD — GBP/EUR	76.50% (a)	Citibank NA	01/15/22	GBP	2	(12,627)	—	(12,627)

						$(128,698)	$—	$(128,698)

(a)	At expiration, the Fund pays or receives an amount based on the difference between the strike correlation rate and the realized price correlation.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	3 month Canadian Bankers Acceptances	1.97%
3 month BBR	Australian Bank Bill Rate	1.20%
3 month LIBOR	London Interbank Offered Rate	2.32%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.03%)
6 month BBR	Australian Bank Bill Rate	1.22%
6 month CIBOR	Copenhagen Interbank Offered Rate	(0.24%)
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%)
6 month GBP LIBOR	London Interbank Offered Rate	0.85%
6 month NIBOR	Nigerian Interbank Offered rate	1.72%

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$25,631	$(6,030)	$2,867,028	$(5,356,055)	$—
OTC Swaps	—	—	—	(128,698)	—
Options Written	N/A	N/A	1,072,718	(227,787)	(656,383)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$145,503	$—	$—	$—	$10,959	$—	$156,462
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,420,144	—	—	2,420,144
Options purchased
Investments at value — unaffiliated (b)	—	—	—	120,880	374,637	—	495,517
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	1,407,048	1,459,980	2,867,028

	$145,503	$—	$—	$2,541,024	$1,792,644	$1,459,980	$5,939,151

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	146,280	—	—	—	508,377	—	654,657
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	628,751	—	—	628,751
Options written
Options written at value	—	—	—	73,282	582,962	139	656,383
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	3,689,486	1,666,569	5,356,055
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	128,698	—	—	128,698

	$146,280	$—	$—	$830,731	$4,780,825	$1,666,708	$7,424,544

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(318,895)	$—	$(102,490)	$—	$(8,824,316)	$—	$(9,245,701)
Forward foreign currency exchange contracts	—	—	—	(4,628,009)	—	—	(4,628,009)
Options purchased (a)	—	—	(322,500)	(845,925)	(1,816,838)	—	(2,985,263)
Options written	—	—	—	487,395	(653,297)	—	(165,902)
Swaps	—	—	—	—	1,440,473	(858,629)	581,844

	$(318,895)	$—	$(424,990)	$(4,986,539)	$(9,853,978)	$(858,629)	$(16,443,031)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	603,161	—	—	—	1,376,539	—	1,979,700
Forward foreign currency exchange contracts	—	—	—	4,846,206	—	—	4,846,206
Options purchased (b)	—	—	—	323,302	(342,239)	—	(18,937)
Options written	—	—	—	(6,282)	(358,318)	273	(364,327)
Swaps	—	—	—	(128,698)	(2,655,059)	(30,339)	(2,814,096)

	$603,161	$—	$—	$5,034,528	$(1,979,077)	$(30,066)	$3,628,546

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$177,673,159
Average notional value of contracts — short	192,529,483
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	157,222,802
Average amounts sold — in USD	113,282,036
Options:
Average value of option contracts purchased	791,727
Average value of option contracts written	758,185
Interest rate swaps:
Average notional value — pays fixed rate	218,279,907
Average notional value — receives fixed rate	75,461,231
Inflation swaps:
Average notional value — pays fixed rate	94,281,116
Average notional value — receives fixed rate	94,384,008
Total return swaps:
Average notional value	19,294

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$235,558	$455,553
Forward foreign currency exchange contracts	2,420,144	628,751
Options (a)	495,517	656,383
Swaps — Centrally cleared	106,458	—
Swaps — OTC (b)	—	128,698

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,257,677	$1,869,385
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(716,653)	(1,038,515)

Total derivative assets and liabilities subject to an MNA	$2,541,024	$830,870

(a)

Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(d)
Bank of America NA	$89,393	$(26,286)	$—	$—	$63,107
Barclays Bank plc	1,186	(1,186)	—	—	—
BNP Paribas SA	138,731	(107,620)	—	—	31,111
Commonwealth Bank of Australia	57,834	—	—	—	57,834
Goldman Sachs International	399,753	(32,514)	—	—	367,239
JPMorgan Chase Bank NA	31,215	(13,714)	—	—	17,501
Morgan Stanley & Co. International plc	1,672,222	(185,774)	—	—	1,486,448
Natwest Markets plc	66,074	(13,696)	—	—	52,378
Royal Bank of Canada	55,483	(4,424)	—	—	51,059
Standard Chartered Bank	13,587	(13,587)	—	—	—
State Street Bank and Trust Co.	14,814	(14,814)	—	—	—
UBS AG	732	(732)	—	—	—

	$2,541,024	$(414,347)	$—	$—	$2,126,677

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Inflation Protected Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America NA	$26,286	$(26,286)	$—	$—	$—
Barclays Bank plc	206,574	(1,186)	—	—	205,388
BNP Paribas SA	107,620	(107,620)	—	—	—
Citibank NA	128,698	—	—	—	128,698
Deutsche Bank AG	139	—	—	—	139
Goldman Sachs International	32,514	(32,514)	—	—	—
JPMorgan Chase Bank NA	13,714	(13,714)	—	—	—
Morgan Stanley & Co. International plc	185,774	(185,774)	—	—	—
Natwest Markets plc	13,696	(13,696)	—	—	—
Royal Bank of Canada	4,424	(4,424)	—	—	—
Standard Chartered Bank	54,094	(13,587)	—	—	40,507
State Street Bank and Trust Co.	46,973	(14,814)	—	—	32,159
Toronto Dominion Bank	9,467	—	—	—	9,467
UBS AG	897	(732)	—	—	165

	$830,870	$(414,347)	$—	$—	$416,523

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$2,394,343,636	$—	$2,394,343,636
Short-Term Securities	3,132,854	—	—	3,132,854
Options Purchased:
Foreign currency exchange contracts	—	120,880	—	120,880
Interest rate contracts	374,637	—	—	374,637

	$3,507,491	$2,394,464,516	$—	$2,397,972,007

Derivative Financial Instruments (b)
Assets:
Commodity contracts	$145,503	$—	$—	$145,503
Foreign currency exchange contracts	—	2,420,144	—	2,420,144
Interest rate contracts	10,959	1,407,048	—	1,418,007
Other contracts	—	1,459,980	—	1,459,980
Liabilities:
Commodity contracts	(146,280)	—	—	(146,280)
Foreign currency exchange contracts	—	(830,731)	—	(830,731)
Interest rate contracts	(1,091,339)	(3,689,486)	—	(4,780,825)
Other contracts	—	(1,666,708)	—	(1,666,708)

	$(1,081,157)	$(899,753)	$—	$(1,980,910)

(a)	See above Consolidated Schedule of Investments for values in each security type. Investments categorized as Level 2 are included in security type.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $348,367,180 are categorized as Level 2 within the disclosure hierarchy.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2019

BlackRock Inflation Protected Bond Portfolio

ASSETS
Investments at value — unaffiliated (cost — $2,323,280,203)	$2,394,839,153
Investments at value — affiliated (cost — $3,132,854)	3,132,854
Cash	597,302
Cash pledged:
Futures contracts	1,702,820
Centrally cleared swaps	1,857,000
Foreign currency at value (cost — $30,019,480)	30,136,960
Receivables:
Investments sold	8,833,898
Capital shares sold	3,895,488
Dividends — affiliated	11,391
Dividends — unaffiliated	739
Interest — unaffiliated	6,671,556
From the Manager	231,745
Variation margin on futures contracts	235,558
Variation margin on centrally cleared swaps	106,458
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,420,144
Prepaid expenses	112,442

Total assets	2,454,785,508

LIABILITIES
Cash received as collateral for reverse repurchase agreements	1,737,000
Options written at value (premium received $1,501,314)	656,383
Reverse repurchase agreements at value	348,367,180
Payables:
Investments purchased	272,772
Administration fees	67,202
Capital shares redeemed	7,752,384
Income dividend distributions	1,527,105
Investment advisory fees	386,933
Trustees’ and Officer’s fees	5,140
Other affiliates	1,079
Service and distribution fees	137,381
Transfer agent fees	727,647
Variation margin on futures contracts	455,553
Other accrued expenses	371,315
Unrealized depreciation on:
Forward foreign currency exchange contracts	628,751
OTC swaps	128,698

Total liabilities	363,222,523

NET ASSETS	$2,091,562,985

NET ASSETS CONSIST OF
Paid-in capital	$2,103,817,887
Accumulated loss	(12,254,902)

NET ASSETS	$2,091,562,985

NET ASSET VALUE
Institutional — Based on net assets of $1,411,537,687 and 132,753,357 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.63

Service — Based on net assets of $19,981,744 and 1,905,015 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.49

Investor A — Based on net assets of $260,624,308 and 25,115,353 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.38

Investor C — Based on net assets of $83,255,314 and 8,307,973 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.02

Class K — Based on net assets of $316,163,932 and 30,207,416 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.47

See notes to consolidated financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2019

BlackRock Inflation Protected Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$79,940
Dividends — unaffiliated	834
Interest — unaffiliated (a)	32,518,036

Total investment income	32,598,810

EXPENSES
Investment advisory	2,550,073
Transfer agent — class specific	1,641,224
Service and distribution — class specific	798,123
Administration	408,049
Administration — class specific	208,358
Accounting services	89,113
Printing	62,633
Professional	62,531
Registration	56,312
Custodian	32,144
Trustees and Officer	15,406
Miscellaneous	32,654

Total expenses excluding interest expense	5,956,620
Interest expense	2,242,360

Total expenses	8,198,980
Less:
Administration fees waived — class specific	(208,336)
Fees waived and/or reimbursed by the Manager	(286,631)
Transfer agent fees waived and/or reimbursed — class specific	(1,198,310)

Total expenses after fees waived and/or reimbursed	6,505,703

Net investment income	26,093,107

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	12,542,102
Forward foreign currency exchange contracts	(4,628,009)
Foreign currency transactions	725,788
Futures contracts	(9,245,701)
Options written	(165,902)
Swaps	581,844

(189,878)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	89,376,508
Forward foreign currency exchange contracts	4,846,206
Foreign currency translations	170,814
Futures contracts	1,979,700
Options written	(364,327)
Swaps	(2,814,096)

93,194,805

Net realized and unrealized gain	93,004,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,098,034

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Consolidated Financial Statements.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,093,107	$60,398,267
Net realized loss	(189,878)	(9,942,317)
Net change in unrealized appreciation (depreciation)	93,194,805	(96,203,579)

Net increase (decrease) in net assets resulting from operations	119,098,034	(45,747,629)

DISTRIBUTIONS TO SHAREHOLDERS (a)

From net investment income and net realized gain:
Institutional	(26,328,132)	(37,380,388)
Service	(354,423)	(595,738)
Investor A	(4,622,447)	(6,246,301)
Investor C	(1,332,117)	(2,176,312)
Class K	(5,795,266)	(9,094,818)

From return of capital:
Institutional	—	(4,121,235)
Service	—	(65,681)
Investor A	—	(688,662)
Investor C	—	(239,941)
Class K	—	(1,002,715)

Decrease in net assets resulting from distributions to shareholders	(38,432,385)	(61,611,791)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(107,661,011)	(294,508,769)

NET ASSETS

Total decrease in net assets	(26,995,362)	(401,868,189)
Beginning of period	2,118,558,347	2,520,426,536

End of period	$2,091,562,985	$2,118,558,347

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Six Months Ended 06/30/19 (unaudited) (a)	Year Ended December 31,		Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2018 (a)	2017 (a)		2016 (a)	2015	2014

Net asset value, beginning of period	$10.23	$10.71	$10.62	$10.89	$10.58	$10.94	$11.23
Net investment income (b)	0.13	0.28	0.24	0.06	0.11	0.11	0.23
Net realized and unrealized gain (loss)	0.47	(0.48)	0.09	(0.32)	0.51	(0.34)	(0.10)
Net increase (decrease) from investment operations	0.60	(0.20)	0.33	(0.26)	0.62	(0.23)	0.13

Distributions (c)
From net investment income	(0.20)	(0.25)	(0.24)	—	(0.20)	(0.13)	(0.27)
From net realized gain	—	—	—	—	—	—	(0.15)
From return of capital	—	(0.03)	(0.00) (d)	(0.01)	(0.11)	—	—
Total distributions	(0.20)	(0.28)	(0.24)	(0.01)	(0.31)	(0.13)	(0.42)

Net asset value, end of period	$10.63	$10.23	$10.71	$10.62	$10.89	$10.58	$10.94

Total Return (e)
Based on net asset value	5.85%(f)	(1.88)%	3.09%	(2.35)%(f)	5.97%	(2.16)%	1.19%

Ratios to Average Net Assets
Total expenses (g)	0.70%(h)	0.63%	0.56%	0.61%(h)	0.60%	0.62%	0.64%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.56%(h)	0.50%	0.40%	0.40%(h)	0.48%	0.47%	0.46%
Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.34%(h)	0.34%	0.35%	0.36%(h)	0.42%	0.44%	0.44%
Net investment income	2.58%(h)	2.67%	2.26%	2.06%(h)	0.99%	0.99%	2.08%

Supplemental Data
Net assets, end of period (000)	$1,411,538	$1,434,877	$1,554,098	$1,485,583	$1,584,439	$1,758,366	$1,187,477
Portfolio turnover rate (i)	108%	176%	76%	7%	45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	N/A	0.61%	0.63%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Portfolio turnover rate (excluding MDRs)	101%	172%	—%	—%	—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Service
	Six Months Ended 06/30/19 (unaudited) (a)	Year Ended December 31,		Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2018 (a)	2017 (a)		2016 (a)	2015	2014

Net asset value, beginning of period	$10.10	$10.57	$10.50	$10.77	$10.49	$10.88	$11.18
Net investment income (loss) (b)	0.11	0.25	0.20	0.05	0.08	(0.01)	0.20
Net realized and unrealized gain (loss)	0.46	(0.46)	0.09	(0.31)	0.50	(0.26)	(0.10)
Net increase (decrease) from investment operations	0.57	(0.21)	0.29	(0.26)	0.58	(0.27)	0.10

Distributions (c)
From net investment income	(0.18)	(0.23)	(0.22)	—	(0.19)	(0.12)	(0.25)
From net realized gain	—	—	—	—	—	—	(0.15)
From return of capital	—	(0.03)	(0.00) (d)	(0.01)	(0.11)	—	—
Total distributions	(0.18)	(0.26)	(0.22)	(0.01)	(0.30)	(0.12)	(0.40)

Net asset value, end of period	$10.49	$10.10	$10.57	$10.50	$10.77	$10.49	$10.88

Total Return (e)
Based on net asset value	5.71%(f)	(2.03)%	2.74%	(2.38)%(f)	5.66%	(2.47)%	0.93%

Ratios to Average Net Assets
Total expenses (g)	0.97%(h)	0.95%	0.82%	0.86%(h)	0.86%	0.93%	0.93%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.80%(h)	0.75%	0.65%	0.66%(h)	0.78%	0.78%	0.77%
Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.59%(h)	0.59%	0.60%	0.62%(h)	0.71%	0.75%	0.75%
Net investment income (loss)	2.11%(h)	2.46%	1.94%	1.80%(h)	0.73%	(0.08)%	1.82%

Supplemental Data
Net assets, end of period (000)	$19,982	$21,040	$28,986	$41,422	$44,565	$41,926	$44,373
Portfolio turnover rate (i)	108%	176%	76%	7%	45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.86%	0.91%	0.92%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Portfolio turnover rate (excluding MDRs)	101%	172%	—%	—%	—%	—%	—%

See notes to consolidated financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Six Months Ended 06/30/19 (unaudited) (a)	Year Ended December 31,		Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2018 (a)	2017 (a)		2016 (a)	2015	2014

Net asset value, beginning of period	$9.99	$10.46	$10.39	$10.65	$10.38	$10.77	$11.07
Net investment income (loss) (b)	0.12	0.25	0.21	0.05	0.05	(0.02)	0.16
Net realized and unrealized gain (loss)	0.45	(0.46)	0.07	(0.30)	0.52	(0.25)	(0.06)
Net increase (decrease) from investment operations	0.57	(0.21)	0.28	(0.25)	0.57	(0.27)	0.10

Distributions (c)
From net investment income	(0.18)	(0.23)	(0.21)	—	(0.21)	(0.12)	(0.25)
From net realized gain	—	—	—	—	—	—	(0.15)
From return of capital	—	(0.03)	(0.00) (d)	(0.01)	(0.09)	—	—
Total distributions	(0.18)	(0.26)	(0.21)	(0.01)	(0.30)	(0.12)	(0.40)

Net asset value, end of period	$10.38	$9.99	$10.46	$10.39	$10.65	$10.38	$10.77

Total Return (e)
Based on net asset value	5.76%(f)	(2.08)%	2.75%	(2.32)%(f)	5.59%	(2.49)%	0.95%

Ratios to Average Net Assets
Total expenses (g)	1.19%(h)	1.13%	0.95%	1.02%(h)	0.96%	0.97%	1.06%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.81%(h)	0.75%	0.65%	0.66%(h)	0.83%	0.79%	0.78%
Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.59%(h)	0.59%	0.60%	0.62%(h)	0.76%	0.76%	0.76%
Net investment income (loss)	2.41%(h)	2.42%	1.98%	1.80%(h)	0.45%	(0.14)%	1.45%

Supplemental Data
Net assets, end of period (000)	$260,624	$248,530	$301,045	$352,596	$358,182	$476,282	$651,951
Portfolio turnover rate (i)	108%	176%	76%	7%	45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	N/A	0.95%	1.02%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Portfolio turnover rate (excluding MDRs)	101%	172%	—%	—%	—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Six Months Ended 06/30/19 (unaudited) (a)	Year Ended December 31,		Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2018 (a)	2017 (a)		2016 (a)	2015	2014

Net asset value, beginning of period	$9.66	$10.13	$10.09	$10.36	$10.16	$10.62	$10.95
Net investment income (loss) (b)	0.07	0.17	0.13	0.03	(0.02)	(0.09)	0.11
Net realized and unrealized gain (loss)	0.44	(0.44)	0.07	(0.29)	0.50	(0.25)	(0.09)
Net increase (decrease) from investment operations	0.51	(0.27)	0.20	(0.26)	0.48	(0.34)	0.02

Distributions (c)
From net investment income	(0.15)	(0.18)	(0.16)	—	(0.20)	(0.12)	(0.20)
From net realized gain	—	—	—	—	—	—	(0.15)
From return of capital	—	(0.02)	(0.00)(d)	(0.01)	(0.08)	—	—
Total distributions	(0.15)	(0.20)	(0.16)	(0.01)	(0.28)	(0.12)	(0.35)

Net asset value, end of period	$10.02	$9.66	$10.13	$10.09	$10.36	$10.16	$10.62

Total Return (e)
Based on net asset value	5.31%(f)	(2.75)%	1.97%	(2.51)%(f)	4.83%	(3.22)%	0.24%

Ratios to Average Net Assets
Total expenses (g)	1.72%(h)	1.63%	1.58%	1.61%(h)	1.60%	1.65%	1.64%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.55%(h)	1.50%	1.40%	1.41%(h)	1.53%	1.51%	1.49%
Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	1.34%(h)	1.34%	1.35%	1.37%(h)	1.47%	1.48%	1.47%
Net investment income (loss)	1.38%(h)	1.68%	1.25%	1.06%(h)	(0.15)%	(0.86)%	0.98%

Supplemental Data
Net assets, end of period (000)	$83,255	$99,108	$138,050	$183,525	$197,741	$243,707	$317,089
Portfolio turnover rate (i)	108%	176%	76%	7%	45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Expense ratios	N/A	N/A	N/A	1.61%	N/A	1.65%	N/A

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Portfolio turnover rate (excluding MDRs)	101%	172%	—%	—%	—%	—%	—%

See notes to consolidated financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Class K
	Six Months Ended 06/30/19 (unaudited) (a)	Year Ended December 31,			Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2018 (a)	2017 (a)			2016 (a)	2015	2014

Net asset value, beginning of period	$10.07	$10.54	$10.45		$10.71	$10.41	$10.75	$11.02
Net investment income (b)	0.13	0.28	0.24		0.06	0.14	0.05	0.24
Net realized and unrealized gain (loss)	0.47	(0.47)	0.08		(0.31)	0.47	(0.26)	(0.09)
Net increase (decrease) from investment operations	0.60	(0.19)	0.32		(0.25)	0.61	(0.21)	0.15

Distributions (c)
From net investment income	(0.20)	(0.25)	(0.23)		—	(0.19)	(0.13)	(0.27)
From net realized gain	—	—	—		—	—	—	(0.15)
From return of capital	—	(0.03)	(0.00	)(d)	(0.01)	(0.12)	—	—
Total distributions	(0.20)	(0.28)	(0.23)		(0.01)	(0.31)	(0.13)	(0.42)

Net asset value, end of period	$10.47	$10.07	$10.54		$10.45	$10.71	$10.41	$10.75

Total Return (e)
Based on net asset value	5.93%(f)	(1.81)%	3.14%		(2.29)%(f)	5.98%	(2.01)%	1.42%

Ratios to Average Net Assets
Total expenses	0.56%(g)	0.53%	0.43%		0.46%(g)	0.47%	0.52%(h)	0.51%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.51%(g)	0.45%	0.35%		0.34%(g)	0.39%	0.35%	0.34%
Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.29%(g)	0.29%	0.30%		0.30%(g)	0.32%	0.32%	0.32%
Net investment income	2.59%(g)	2.70%	2.29%		2.14%(g)	1.29%	0.47%	2.20%

Supplemental Data
Net assets, end of period (000)	$316,164	$315,003	$498,248		$405,439	$353,536	$363,660	$347,282
Portfolio turnover rate (i)	108%	176%	76%		7%	45%	61%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, there was no financial impact to the expense ratios.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,		Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2018	2017
					2016	2015	2014
Portfolio turnover rate (excluding MDRs)	101%	172%	—%	—%	—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Inflation Protected Bond Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. the Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $463,799, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board of Trustees (the “Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (unaudited) (continued)

might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $173,853,073 and 2.49%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/ Received	Net Amount
Amherst Pierpont Securities LLC	$(102,648,091)	$102,648,091		$—	$—
Bank of America Securities, Inc.	(143,290,625)	143,290,625		—	—
Nomura Securities International, Inc.	(102,428,464)	102,428,464		—	—

	$(348,367,180)	$348,367,180		$—	$—

(a)

Collateral with a value of $350,318,914 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Interest rate and inflation rate caps and floors — Interest rate and inflation rate caps and floors are entered into to gain or reduce exposure to interest rates and/or inflation rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Correlation swaps — Correlation swaps are entered into to gain or mitigate exposure to the underlying reference securities.

Correlation swaps involve two parties agreeing to exchange cash flows based on the measured correlation of two specified underlying securities. At inception, the strike correlation rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is based on the difference between the realized price correlation of the underlying securities and the strike correlation rate. As a receiver (or payor) of the realized price correlation rate, a fund would receive (or owe) the payoff amount when the realized price correlation rate of the underlying securities is greater than the strike correlation rate and would owe (or receive) the payoff amount when the realized price correlation rate of the underlying securities is less than the strike correlation rate. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying securities.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (unaudited) (continued)

receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.230
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fees	Service Fees
Service	—%	0.25%
Investor A	—	0.25
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Service	$25,902
Investor A	319,300
Investor C	452,921
$798,123

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$140,817
Service	2,072
Investor A	25,542
Investor C	9,058
Class K	30,869
$208,358

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$14,411
Service	28
Investor A	316
$14,755

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$2,850
Service	54
Investor A	4,780
Investor C	2,149
Class K	611
$10,444

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$1,036,893
Service	17,773
Investor A	493,685
Investor C	77,966
Class K	14,907
$1,641,224

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $2,506.

For the six months ended June 30, 2019, affiliates received CDSCs as follows:

Investor A	$99
Investor C	708

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2019, the amount waived was $3,150.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Institutional	0.34%
Service	0.59
Investor A	0.59
Investor C	1.34
Class K	0.29

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2019, the Manager waived and/or reimbursed $283,481, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Institutional	$140,803
Service	2,072
Investor A	25,539
Investor C	9,057
Class K	30,865
$208,336

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$685,468
Service	12,544
Investor A	429,926
Investor C	55,465
Class K	14,907
$1,198,310

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to any voluntary waivers that may be in effect from time to time.

As of June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020	2021
Fund Level	$ 1,227,084	$535,410	$283,481
Institutional	1,739,192	1,264,631	826,271
Service	37,811	37,408	14,616
Investor A	811,245	902,269	455,465
Investor C	211,595	99,861	64,522
Class K	137,130	118,409	45,772

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$3,199,833
Sales	—
Net Realized Gain (Loss)	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$435,809,835	$484,096,647
U.S. Government Securities	2,121,652,395	1,983,867,433

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs
Purchases	$154,209,162
Sales	154,337,903

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2018, the Fund had a capital loss carryforward available to offset future realized capital gains of $59,103,157, with no expiration date.

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$ 2,338,264,850

Gross unrealized appreciation	$ 67,688,563
Gross unrealized depreciation	(8,461,002)

Net unrealized appreciation	$ 59,227,561

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (unaudited) (continued)

portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,824,438	$165,138,667	45,913,520	$480,838,720
Shares issued in reinvestment of distributions	2,423,001	25,655,852	3,795,676	39,767,793
Shares redeemed	(25,737,984)	(268,842,112)	(54,624,456)	(569,618,249)

Net decrease	(7,490,545)	$(78,047,593)	(4,915,260)	$(49,011,736)

Service
Shares sold	459,863	$4,721,381	1,377,089	$14,271,702
Shares issued in reinvestment of distributions	33,602	350,990	63,504	657,485
Shares redeemed	(672,302)	(6,915,716)	(2,098,659)	(21,645,350)

Net decrease	(178,837)	$(1,843,345)	(658,066)	$(6,716,163)

Investor A
Shares sold and automatic conversion of shares	4,343,291	$44,158,684	8,184,850	$83,348,831
Shares issued in reinvestment of distributions	429,907	4,442,413	651,676	6,672,476
Shares redeemed	(4,538,098)	(46,303,054)	(12,741,784)	(129,804,117)

Net increase (decrease)	235,100	$2,298,043	(3,905,258)	$(39,782,810)

Investor C
Shares sold	217,759	$2,143,220	1,261,239	$12,473,950
Shares issued in reinvestment of distributions	122,489	1,222,457	223,839	2,221,444
Shares redeemed and automatic conversion of shares	(2,293,829)	(22,599,839)	(4,846,858)	(47,604,471)

Net decrease	(1,953,581)	$(19,234,162)	(3,361,780)	$(32,909,077)

Class K
Shares sold	6,128,753	$62,944,908	18,702,241	$192,961,493
Shares issued in reinvestment of distributions	554,188	5,775,772	978,084	10,095,190
Shares redeemed	(7,756,504)	(79,554,634)	(35,684,176)	(369,145,666)

Net decrease	(1,073,563)	$(10,833,954)	(16,003,851)	$(166,088,983)

Total Net Decrease	(10,461,426)	$(107,661,011)	(28,844,215)	$(294,508,769)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Inflation Protected Bond Fund Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at http://www. sec.gov. The Fund’s Form N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and
403(b) Plans.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	43

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CNH	Chinese Yuan Offshore

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

RUB	New Russian Ruble

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

CIBOR	Copenhagen Interbank Offered Rate

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

OTC	Over-the-counter

STIBOR	Stockholm Interbank Offered Rate

WTI	West Texas Intermediate

44	GLOSSARY OF TERMS USED IN THIS REPORT

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IPB-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: September 3, 2019

4